                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 27, 1996


                             ----------------------



                                ZORAN CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                         0-27246              94-2794449
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer)
incorporation or organization)                              Identification No.)



     2041 MISSION COLLEGE BOULEVARD                              95054
        SANTA CLARA, CALIFORNIA
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code:  (408) 986-1314

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On December 27, 1996, pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of November 27, 1996 (the "Plan of Reorganization"), by and among Zoran Corporation, a Delaware corporation ("Zoran"), See Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Zoran ("Sub"), and CompCore Multimedia, Inc., a California corporation ("CompCore"), Sub was merged with and into CompCore, and CompCore became a wholly-owned subsidiary of Zoran (the "Merger"). Under the terms of the Plan of Reorganization, each share of common stock of CompCore ("CompCore Common Stock") was converted into the right to receive 0.6408 of a share of common stock of Zoran ("Zoran Common Stock"). Also under the terms of the Plan of Reorganization, each outstanding option to acquire shares of CompCore Common Stock ("CompCore Option") was assumed by Zoran and converted into an option to acquire 0.6408 of a share of Zoran Common Stock for each share of CompCore Common Stock underlying such CompCore Option.

          In the aggregate, as a result of the Merger, Zoran issued 1,957,308 shares of Zoran Common Stock in exchange for the shares of CompCore Common Stock that were outstanding on December 27, 1996, and the CompCore Options that were outstanding on such date were converted into options to purchase an aggregate of 895,831 shares of Zoran Common Stock (the "Zoran Options"). The Merger was accounted for as a pooling of interests.

          The Company prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-4, which became effective on December 3, 1996, with respect to the shares of Zoran Common Stock issued in the Merger. In addition, Zoran intends to register with the Commission on Form S-8 the shares of Zoran Common Stock issuable upon exercise of the Zoran Options.

          A copy of the press release announcing the effectiveness of the Merger is attached as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) The financial statements of CompCore required pursuant to Rule 3-05 of Regulation S-X were previously reported in Zoran's Registration Statement on Form S-4 (No. 333-16081), which became effective on December 3, 1996 (the "Registration Statement"), and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

          (b) The PRO FORMA financial information of CompCore required pursuant to Article 11 of Regulation S-X was previously reported in the Registration Statement, and pursuant to General Instruction B.3. of Form 8-K is not additionally reported herein.

          (c)  EXHIBITS

               Exhibit No.    Description

               2.1 Amended and Restated Agreement and Plan of Reorganization dated November 27, 1996 among Zoran Corporation, See Acquisition Corporation and CompCore Multimedia, Inc.

               99.1      Press Release dated December 30, 1996.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Zoran Corporation



January ___, 1997                   By:
                                       --------------------------------------
                                        Levy Gerzberg
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS




Exhibit No.        Description
-----------        -----------

2.1* Amended and Restated Agreement and Plan of Reorganization dated November 27, 1996 among Zoran Corporation, See Acquisition Corporation and CompCore Multimedia, Inc.

99.1               Press Release dated December 30, 1996.

* Incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-4 (No. 333-16081) filed with the Securities and Exchange Commission, which became effective on December 3, 1996.